UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 16, 2013

Indo Global Exchange(s) Pte Ltd.
(Exact name of registrant as specified in its charter)

Nevada	000-53438	48-1308991
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Menara Standard Chartered, JI. Prof. Dr. Satrio 30th Floor, Jakarta Indonesia KAV146 Surabaya – Indonesia
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code:	62 2125555600

Raya Satelit Indah JT 1-2, Surabaya, Indonesia Surabaya – Indonesia
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)  Appointment of Director

On September 16, 2013, the Board of Directors (the “Board”) of Indo Global Exchange(s) Pte. Ltd. (the “Company”) appointed Mr. Dermot Michael Monaghan to fill a vacant seat currently available on the Company’s Board effective immediately.  It is contemplated that Mr. Monaghan may serve on certain committees of the Company’s Board, but no such committee appointments have been made at this time.

There is no arrangement or understanding pursuant to which Mr. Monaghan was appointed to the Board.  Mr. Monaghan has no family relationships with any other executive officers or directors of the Company, or persons nominated or chosen by the Company to become directors or executive officers.  Furthermore, the Company is not aware of any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Monaghan’s Professional History

Mr. Monaghan has over twenty-five years of experience in the financial services and industry. From January 2008 to January 2010, Mr. Monaghan was employed by the Royal Bank Of Canada where he held the position of  Marketing and Sales Director for futures, options and base metals and was hired to manage the Futures Sales group, was responsible for developing and maintaining execution and clearing relationships for RBC Capital Markets, and helped build the equity execution platform deploying RBC's NA DMA platform. From January 2003 to August 2007 and from 2010 to present, Mr. Monaghan was employed by PT Masuka, a property management and development company in Bali, Indonesia where he held the position of managing director and founder. From February 1997 to October 2002, Mr. Monaghan was employed by ABN AMRO (SECS) ASIA Hong Kong where he held the position of Director and Global head of Asian Equity trading.  Prior to 1997, Mr. Monaghan worked for Nava, Standard Chartered Securities, HK as Director, partner and head of Asian Equity trading, Ing Baring Securities as Director of Trading and board member, Cresvale Securities as Director of trading New York, and Akroyd and Smithers (Now UBS). None of the aforementioned companies are a parent, subsidiary or affiliate of the Company.

Additionally, Mr. Monaghan holds professional qualifications from the London Stock Exchange, holds NYSE/NASD Series 7, 17, 63 and 24 Licenses and Singapore Modules 1B, 5 & 6.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release dated September 16, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDO GLOBAL EXCHANGE(S) PTE. LTD.

Date: September 18, 2013	By:	/s/John F. O'Shea
Name: John F. O’Shea
Title: President and Chief Executive Officer